September 1, 1999



VIA EDGAR
_____________________________________

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Wright Variable Annuity Account
     File No. 811- 7688, CIK 0000902975
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Wright Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the underlying management investment company Wright Managed Blue Chip Series Trust. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 10, 1999, Wright Managed Blue Chip Series Trust filed its semi-annual report with the Commission via EDGAR (CIK: 901382). To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/  Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division